GLENBROOK LIFE AND ANNUITY COMPANY
              GLENBROOK LIFE AND ANNUITY COMPANY SEPARATE ACCOUNT A
                     SUPPLEMENT, DATED JULY 30, 2002, TO THE
    AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES PROSPECTUS DATED MAY 1, 2002

The purpose of this supplement is to change a disclosure in the above-referenced prospectus for the AIM Lifetime America Variable Annuity Series of contracts ("Contracts") offered by Glenbrook Life and Annuity Company. Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied or preceded by a current prospectus for the Contracts. The terms we use in this supplement have the same meanings as in the prospectus for the Contracts.

Page 22: Replace the first two paragraphs under the heading "Guarantee Periods" with the following:

Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, 7, and 10 years in length for the AIM Lifetime America Classic(sm) and the AIM Lifetime America Regal(sm). We are currently offering Guarantee Periods of 3, 5, 7, and 10 years in length for the AIM Lifetime America Freedom(sm). In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payment(s), if available.

Page 23: Replace the first paragraph and first bullet-point under the heading "Renewals" with the following:

Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. At the end of a Guarantee Period, we will automatically renew the Guarantee Period value to a new Guarantee Period of the same duration, if available, to be established on the day the previous Guarantee Period expired. In certain states your money will automatically renew into a new Guarantee Period of the shortest duration available to be established on the day the previous Guarantee Period expired, or to the Money Market Variable Sub-account if no Guarantee Periods are available at the time of expiration of the previous Guarantee Period. Please consult with your representative. During the 30-day period after the end of the Guarantee Period, you may:

         o take no action and your money will remain in the newly established Guarantee Period, if available, or the Money Market Variable Sub-account (Please consult with your representative); or